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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                         Date of Report: April 21, 2004

                             BANK MUTUAL CORPORATION
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             (Exact name of registrant as specified in its charter)

     United States                     000-31207                 39-2004336
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin        53223
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(Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:
                                 (414) 354-1500
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Item 12. Results of Operations and Financial Condition.

On April 21, 2004, Bank Mutual Corporation announced its results for the first quarter of fiscal 2004, ended March 31, 2004, and for the full fiscal year then ended. A copy of Bank Mutual's related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2004               /s/ Rick B. Colberg
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                                    Rick B. Colberg
                                    Chief Financial Officer

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